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Annual Report
August 31, 2002

Corporate
High Yield
Fund II, Inc.

www.mlim.ml.com

                       CORPORATE HIGH YIELD FUND II, INC.

The Benefits and
Risks of Leveraging

Corporate High Yield Fund II, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Proxy Results

During the six-month period ended August 31, 2002, Corporate High Yield Fund II, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------
                                                                          Shares Voted   Shares Withheld
                                                                               For         From Voting
--------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Terry K. Glenn                  8,510,554        377,552
                                            James H. Bodurtha               8,506,147        381,959
                                            Joe Grills                      8,497,083        391,023
                                            Herbert I. London               8,505,712        382,394
                                            Andre F. Perold                 8,506,112        381,994
                                            Roberta Cooper Ramo             8,504,612        383,494
                                            Robert S. Salomon, Jr.          8,501,662        386,444
                                            Melvin R. Seiden                8,491,055        397,051
                                            Stephen B. Swensrud             8,494,300        393,806
--------------------------------------------------------------------------------------------------------

                             Corporate High Yield Fund II, Inc., August 31, 2002

DEAR SHAREHOLDER

The High Yield Market Overview

The six-month period ended August 31, 2002 was a difficult time for corporate securities markets. Equity markets, represented by the unmanaged Standard & Poor's (S&P) 500 Index, fell 17.99% during the period. For the same six-month period, the high yield market lost 1.66% as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index, and lost 6.1% as measured by the unmanaged Merrill Lynch High Yield Master II Index. The return of the Merrill Lynch High Yield Master II Index reflects much of the turmoil in the markets because, in contrast to the CSFB High Yield Index, it immediately includes bonds downgraded from investment grade to speculative grade. By any measure, high yield securities delivered negative results during the six-month period ended August 31, 2002. The market was buffeted by a number of forces, both well-known and specific to high yield. These included economic uncertainty, difficult equity markets and decreased confidence in corporate management and accounting practices. The high yield market suffered from a significant increase in supply caused by the large number of issuers downgraded to below investment grade and by the large dollar volume of investment grade issues trading at high yield levels. Specifically afflicting the high yield market were also historically high default rates, meaningful withdrawals from high yield mutual funds and extremely limited market liquidity.

We believe that these and other concerns may continue to roil the market for a time. However, we are confident that the market offers good recovery potential over the longer term. High yield securities appear undervalued with a 968 basis point (9.68%) yield spread over 10-year U.S. Treasury notes at August 31, 2002 approaching historically wide levels, a stabilizing earnings outlook for many industries and the expectation of declining default rates. Optimistic signs have emerged in the high yield marketplace. The market has begun to attract new money both from non-traditional investors seeking value and from high yield investors returning to the market. The last week in August 2002 delivered record cash inflows into high yield mutual funds, breaking a long string of cash outflows. These positive indications may yet be overwhelmed by adverse events, but illustrate the recognition of values available in the high yield market that we believe will be realized in the longer term.

Fund Performance

For the year and for the six months ended August 31, 2002, the total investment returns on the Fund's Common Stock were -10.75% and -6.59%, respectively. This is based on a change in the per share net asset value from $7.90 to $6.16 for the year and from $7.02 to $6.16 for the six-month period, and assuming reinvestment of $.962 and $.428, respectively, per share income dividends. For the year and for the six months ended August 31, 2002, the Fund's net annualized yields were 15.27% and 13.49%, respectively. Despite the loss for the period, the Fund outperformed the -9.07% Lipper average for leveraged closed-end high yield funds for the six months ended August 31, 2002 as well as the -14.12% Lipper average for the year ended August 31, 2002.

Though the Fund's relative performance was good, its loss for the period was disappointing. In part, the loss reflects the inherent volatility of a leveraged fund, in which both down and up market moves are amplified (see our discussion of leverage strategy below and, for a more complete explanation of the benefits and risks of leveraging, page 1 of this report to shareholders). There was also significant fallout from the well-publicized problems at Adelphia Communications Corporation, The Williams Companies, Inc., WorldCom, Inc. and Qwest Communications International Inc. that hurt not only those specific securities, but also other companies with related businesses. Similarly, a significant factor weighing on the Fund's performance for the past six months was our overweighted position in utilities. During the period, independent power producers and utilities suffered from soft power demand, from investor fears that Enron Corporation-related complications would spread to others in the industry and from slow growth on demand for power. We agree that there are increased risks in the sector and that some industry participants may be damaged long term as a result. However, we have maintained an overweight in the sector because of our belief in the solid asset values and eventual recovery of those companies in which we invest. We believe that we are well paid for holding these positions because of the sizeable yields on the bonds and that the negative market trend will reverse as the sector recovers over the next year.

Leverage Strategy

The Fund was on average 25% leveraged during the six-month period ended August 31, 2002. Thus, the Fund borrowed the equivalent of 25% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. At August 31, 2002, the Fund was 26.5% leveraged, having borrowed $21.3 million at a borrowing cost of 2.04%. While leverage hurts total return in a weak market, the converse is also true. We believe that attempting to time the market is generally not successful. Therefore, we intend to have a leverage position near 25%, though that level may vary somewhat as we adjust portfolio holdings.

Investment Strategy

We have a bottom-up, value-oriented approach to the market that is tempered by a desire to mitigate risk within the portfolio. We continually monitor the portfolio, disposing of those companies that we do not believe have a good risk/reward profile. Generally, we like to invest in a core of solid credits that we believe will weather the vicissitudes of the high yield market, then add in areas where the marketplace offers unusually attractive value. Core positions would ideally include better-rated names or companies in stable industries. Thus, we are overweighted in broadcasting and leisure, and have a market weight in consumer products, food and gaming. We are currently underweight in health care, despite its defensive characteristics, because we find many of the securities in the sector overvalued. We have an overweighted position in the broad energy category, with emphasis on the services segment of the industry, because we expect increased drilling to favor this sector and because we have found value in a number of companies in the sector. In the current market, we believe notable value opportunities include U.S. cable and utilities, both of which we have overweighted. We have maintained our positions in those sectors despite adverse market conditions because we believe that select positions in those sectors will be particularly rewarding. The Fund has little-to-no exposure in finance, retail, restaurants and supermarkets, as we find these businesses are too risky and have inadequate asset protection to make acceptable high yield investments.

In Conclusion

We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager


/s/ B. Daniel Evans

B. Daniel Evans
Vice President and Portfolio Manager

September 30, 2002

Stockholder Proposals

The Fund will hold its next Annual Meeting of Stockholders in February 2003. Proposals of stockholders intended to be presented at the Meeting must be received by the Fund by November 15, 2002 for inclusion in the Fund's Proxy Statement and form of Proxy for that Meeting. The persons named as proxies in the proxy materials for the Meeting may exercise discretionary authority with respect to any stockholder proposal presented at such Meeting if written notice of such proposal has not been received by the Fund by November 15, 2002. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


                                      2 & 3

                             Corporate High Yield Fund II, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                      S&P     Moody's      Face
INDUSTRIES          Ratings+  Ratings+     Amount                      Corporate Bonds                                     Value
===================================================================================================================================
Aerospace &           BB-      Ba3      $  750,000   L-3 Communications Corp., 8.50% due 5/15/2008                     $    772,500
Defense--1.6%         B-       B3          150,000   Transdigm, Inc., 10.375% due 12/01/2008 (f)                            153,000
                                                                                                                       ------------
                                                                                                                            925,500
===================================================================================================================================
Airlines--1.3%        A-       B1          200,000   American Airlines, 7.80% due 10/01/2006                                180,617
                      BBB      Ba2         270,833   Continental Airlines Inc., 7.033% due 6/15/2011                        204,961
                      CC       Ca        1,000,000   USAir Inc., 10.375% due 3/01/2013 (b)                                  380,000
                                                                                                                       ------------
                                                                                                                            765,578
===================================================================================================================================
Automotive--2.7%      BB+      Ba2         750,000   AutoNation Inc., 9% due 8/01/2008                                      783,750
                      BB       Ba3         325,000   Dana Corporation, 9% due 8/15/2011                                     310,375
                      B        B3           70,000   Metaldyne Corporation, 11% due 6/15/2012 (f)                            61,425
                      B        B2          190,000   Stoneridge Inc., 11.50% due 5/01/2012                                  195,700
                      B        B3          250,000   United Auto Group Inc., 9.625% due 3/15/2012 (f)                       252,500
                                                                                                                       ------------
                                                                                                                          1,603,750
===================================================================================================================================
Broadcasting--7.3%    CCC+     B3          500,000   Acme Television/Finance, 10.875% due 9/30/2004                         487,500
                                                     Australis Media Ltd. (b)(c):
                      NR*      NR*          50,655    15.75% due 5/15/2003                                                        0
                      NR*      NR*       2,961,000    15.75% due 5/15/2003 (a)                                                    0
                      B+       B1          200,000   Corus Entertainment Inc., 8.75% due 3/01/2012                          201,500
                      B-       B2          575,000   Emmis Communications Corporation, 8.125% due 3/15/2009                 572,125
                      B-       B3          175,000   Entravision Communications Corporation, 8.125% due 3/15/2009           178,937
                                                     Globo Comunicacoes e Participacoes, Ltd. (f):
                      B        B3          750,000    10.50% due 12/20/2006                                                 195,000
                      B        B3          400,000    10.625% due 12/05/2008                                                100,000
                                                     LIN Holdings Corporation:
                      B-       Caa1        250,000    10.725%** due 3/01/2008                                               240,000
                      B-       Caa1      1,200,000    13.751%** due 3/01/2008                                             1,158,000
                      B-       B3          375,000   Nextmedia Operating Inc., 10.75% due 7/01/2011                         361,875
                      B-       B3          450,000   Salem Communications Holding Corporation, 9% due 7/01/2011             462,375
                      B        B2          350,000   Sinclair Broadcast Group, 8.75% due 12/15/2011                         356,125
                                                                                                                       ------------
                                                                                                                          4,313,437
===================================================================================================================================
Cable--               C        Ca        2,200,000   United Pan-Europe Communications, 13.512%** due 2/01/2010 (b)           49,500
International--0.1%
===================================================================================================================================
Cable--U.S.--7.3%                                    CSC Holdings Inc.:
                      BB+      B1          500,000    8.125% due 8/15/2009                                                  422,500
                      BB+      B1          600,000    7.625% due 4/01/2011                                                  501,000
                                                     Charter Communications Holdings:                                       517,500
                      B-       B2          750,000    8.625% due 4/01/2009
                      B-       B2          500,000    10.75% due 10/01/2009                                                 350,000
                      B+       B1          750,000   Echostar DBS Corporation, 9.125% due 1/15/2009 (f)                     731,250
                      B-       Caa1        925,000   Insight Communications, 12.25%** due 2/15/2011                         309,875
                      B+       B2          300,000   Insight MidWest, 10.50% due 11/01/2010                                 270,000
                      B+       B2          375,000   Mediacom Broadband LLC, 11% due 7/15/2013                              343,125
                      NR*      Caa1        650,000   Olympus Communications LP/Capital Corp., 10.625%
                                                      due 11/15/2006 (b)                                                    461,500
                      B        Ba3         425,000   Panamsat Corporation, 8.50% due 2/01/2012 (f)                          391,531
                                                                                                                       ------------
                                                                                                                          4,298,281
===================================================================================================================================
Chemicals--5.2%                                      Equistar Chemicals LP:
                      BB       B1          675,000    8.50% due 2/15/2004                                                   675,000
                      BB       B1          250,000    10.125% due 9/01/2008                                                 240,000
                      B-       Caa1        500,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                          445,000
                      B-       Caa2        725,000   Huntsman ICI Holdings, 12.399%** due 12/31/2009                        166,750
                      BB-      B2          500,000   ISP ChemCo., 10.25% due 7/01/2011                                      500,000
                      B+       B2          500,000   ISP Holdings, Inc., 10.625% due 12/15/2009                             430,000
                      BB-      Ba3         300,000   MacDermid, Inc., 9.125% due 7/15/2011                                  312,000
                      BBB-     Ba1         325,000   Millennium America Inc., 9.25% due 6/15/2008                           338,000
                                                                                                                       ------------
                                                                                                                          3,106,750
===================================================================================================================================
Consumer Products--   BB+      Ba3         875,000   American Greetings, 11.75% due 7/15/2008                               949,375
4.5%                  B-       B2          325,000   Armkel LLC/Armkel Finance, 9.50% due 8/15/2009                         343,687
                      B-       B2          654,000   Chattem, Inc., 8.875% due 4/01/2008                                    655,635
                      NR*      NR*         500,000   Corning Consumer Products, 9.625% due 5/01/2008 (b)                     24,375
                      CCC+     Caa2        950,000   Samsonite Corporation, 10.75% due 6/15/2008                            719,625
                                                                                                                       ------------
                                                                                                                          2,692,697
===================================================================================================================================
Diversified Media--                                  Primedia, Inc.:
5.3%                  B        B3          925,000    7.625% due 4/01/2008                                                  721,500
                      B        B3          625,000    8.875% due 5/15/2011                                                  487,500
                      B        B2          925,000   Six Flags Inc., 9.50% due 2/01/2009                                    834,813
                      BBB      Baa2        250,000   World Color Press Inc., 7.75% due 2/15/2009                            250,955
                      B        B2        1,400,000   Yell Finance BV, 13.038%** due 8/01/2011                               875,000
                                                                                                                       ------------
                                                                                                                          3,169,768
===================================================================================================================================
Energy--Exploration   B+       B2          300,000   Nuevo Energy Company, 9.375% due 10/01/2010                            303,000
& Production--2.6%    B        B2          250,000   Plains E&P Company, 8.75% due 7/01/2012 (f)                            248,125
                      B+       B2          250,000   Stone Energy Corporation, 8.25% due 12/15/2011                         253,125
                      BB-      Ba3         500,000   Vintage Petroleum, 8.25% due 5/01/2012                                 500,000
                      BB-      Ba3         250,000   Westport Resources Corporation, 8.25% due 11/01/2011                   257,500
                                                                                                                       ------------
                                                                                                                          1,561,750
===================================================================================================================================
Energy--Other--8.7%   BB-      B1          750,000   El Paso Energy Partners, 8.50% due 6/01/2011                           738,750
                                                     Hanover Equipment (f):
                      BB-      B1          225,000    Trust A, 8.50% due 9/01/2008                                          209,250
                      BB-      B1          500,000    Trust B, 8.75% due 9/01/2011                                          460,000
                      CCC      B3        1,250,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                            1,112,500
                      BB       Ba3         933,850   Port Arthur Finance Corporation, 12.50% due 1/15/2009                  980,543
                      B+       Ba3         750,000   Petroleum Geo-Services, 6.25% due 11/19/2003                           322,500
                      B+       B2          550,000   Tesoro Petroleum Corp., 9% due 7/01/2008                               407,000


                                      4 & 5

                             Corporate High Yield Fund II, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                      S&P     Moody's      Face
INDUSTRIES          Ratings+  Ratings+     Amount                      Corporate Bonds                                     Value
===================================================================================================================================
Energy--Other         B        B2       $  350,000   Trico Marine Services, 8.875% due 5/15/2012 (f)                   $    320,250
(concluded)           B-       B3          750,000   United Refining Co., 10.75% due 6/15/2007                              577,500
                                                                                                                       ------------
                                                                                                                          5,128,293
===================================================================================================================================
Financial--0.6%       NR*      Caa3      1,750,000   Amresco Inc., 9.875% due 3/15/2005 (b)                                 350,000
===================================================================================================================================
Food/Tobacco--6.0%    B        B3          250,000   American Seafood Group LLC, 10.125% due 4/15/2010 (f)                  251,250
                      CCC      Caa3        500,000   Aurora Foods Inc., 8.75% due 7/01/2008                                 291,250
                      B+       Ba3         250,000   Constellation Brands Inc., 8.125% due 1/15/2012                        257,500
                      B+       B2          750,000   Cott Beverages Inc., 8% due 12/15/2011                                 763,125
                      B-       Caa1        750,000   New World Pasta Company, 9.25% due 2/15/2009                           712,500
                      BB+      Ba2         125,000   Smithfield Foods Inc., 8% due 10/15/2009                               119,375
                      NR*      NR*         375,000   Vlasic Foods International Inc., 10.25% due 7/01/2009 (b)               67,500
                      BB       Ba1       1,000,000   Yum! Brands Inc., 8.875% due 4/15/2011                               1,075,000
                                                                                                                       ------------
                                                                                                                          3,537,500
===================================================================================================================================
Gaming--7.8%          B+       B1          400,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                           414,000
                      NR*      NR*       1,204,000   GB Property Funding Corp., 11% due 9/29/2005                           806,680
                      B        B2          275,000   Isle of Capri Casinos, 9% due 3/15/2012                                278,437
                      NR*      NR*         210,140   Jazz Casino Company LLC, 4.605% due 3/31/2008 (h)                      201,734
                      BB+      Ba2         750,000   Park Place Entertainment, 7.875% due 3/15/2010                         753,750
                      B-       B3          250,000   Penn National Gaming Inc., 8.875% due 3/15/2010                        247,500
                      B        B2          500,000   Resorts International Hotel/Casino, 11.50% due 3/15/2009               450,625
                                                     Sun International Hotels:
                      B+       B2          400,000    8.875% due 8/15/2011                                                  401,500
                      B+       B2          400,000    8.875% due 8/15/2011 (f)                                              401,500
                      B-       Caa1        650,000   Venetian Casino/LV Sands, 11% due 6/15/2010 (f)                        652,438
                                                                                                                       ------------
                                                                                                                          4,608,164
===================================================================================================================================
Government--                                         Federal Republic of Brazil:
Foreign--1.5%         B+       B2          500,000    14.50% due 10/15/2009                                                 380,000
                      B+       B2        1,000,000    10.125% due 5/15/2027                                                 530,000
                                                                                                                       ------------
                                                                                                                            910,000
===================================================================================================================================
Health Care--6.0%     B-       Caa1      1,000,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                     960,000
                      CCC+     B3          400,000   Extendicare Health Services, 9.35% due 12/15/2007                      360,000
                      B        B3          425,000   Fisher Scientific International, 8.125% due 5/01/2012                  433,500
                      B+       Ba2         950,000   Fresenius Medical Capital Trust II, 7.875% due 2/01/2008               802,750
                      CCC+     B3          400,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                          386,000
                      CCC      Caa1      1,175,000   Magellan Health Services, 9% due 2/15/2008                             340,750
                      BBB      Ba1         250,000   Manor Care Inc., 8% due 3/01/2008                                      257,500
                                                                                                                       ------------
                                                                                                                          3,540,500
===================================================================================================================================
Housing--5.9%         B        B2        1,450,000   Building Materials Corporation, 8% due 12/01/2008                    1,160,000
                      BB-      Ba3       1,200,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                    1,201,500
                      B        B3          275,000   US Industries Inc., 7.125% due 10/15/2003                              234,438
                      B        B3          775,000   USI American Holdings Inc., 7.25% due 12/01/2006                       651,000
                      B        B1          250,000   WCI Communities Inc., 9.125% due 5/01/2012                             230,000
                                                                                                                       ------------
                                                                                                                          3,476,938
===================================================================================================================================
Information           B        B1        1,000,000   Amkor Technology Inc., 9.25% due 5/01/2006                             730,000
Technology--2.5%      CCC+     Caa1        850,000   SCG Holdings Corporation, 12% due 8/01/2009                            467,500
                      BB       Ba3         275,000   Solectron Corporation, 9.625% due 2/15/2009                            255,750
                                                                                                                       ------------
                                                                                                                          1,453,250
===================================================================================================================================
Leisure--8.1%         BB-      Ba3         750,000   Felcor Lodging LP, 9.50% due 9/15/2008                                 761,250
                      BB-      Ba3         750,000   HMH Properties, Inc., 8.45% due 12/01/2008                             726,562
                      BBB-     Ba1         375,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                         377,681
                      BB-      Ba3         500,000   Host Marriott LP, 8.375% due 2/15/2006                                 491,250
                      BBB-     Ba1         500,000   ITT Corporation, 7.75% due 11/15/2025                                  435,000
                                                     Intrawest Corporation:
                      B+       B1          375,000    9.75% due 8/15/2008                                                   382,500
                      B+       B1          875,000    10.50% due 2/01/2010                                                  905,625
                                                     Meristar Hospitality Corp.:
                      B+       B1          250,000    9% due 1/15/2008                                                      237,500
                      B+       B1          250,000    10.50% due 6/15/2009                                                  250,000
                      B        B2          250,000   Vail Resorts Inc., 8.75% due 5/15/2009                                 253,750
                                                                                                                       ------------
                                                                                                                          4,821,118
===================================================================================================================================
Manufacturing--4.7%   B-       B3          425,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                           369,750
                      B-       Caa1        750,000   Eagle-Picher Industries, 9.375% due 3/01/2008                          585,000
                      B-       Caa2        500,000   Foamex LP, 13.50% due 8/15/2005                                        465,000
                      B+       B2          250,000   The Manitowoc Company Inc., 10.50% due 8/01/2012 (f)                   258,125
                      B        B3          250,000   Trimas Corporation, 9.875% due 6/15/2012 (f)                           247,500
                                                     Tyco International Group SA:
                      BBB-     Ba2         675,000    6.375% due 2/15/2006                                                  590,625
                      BBB-     Ba2         325,000    6.375% due 10/15/2011                                                 268,125
                                                                                                                       ------------
                                                                                                                          2,784,125
===================================================================================================================================
Metal--3.4%           B-       B3        1,400,000   Great Lakes Carbon Corp., 10.25% due 5/15/2008 (c)                     976,500
                      BB       Ba3         725,000   Luscar Coal Ltd., 9.75% due 10/15/2011                                 775,750
                      B        B2          250,000   UCAR Finance Inc., 10.25% due 2/15/2012                                251,250
                                                                                                                       ------------
                                                                                                                          2,003,500
===================================================================================================================================
Packaging--3.5%       B-       B3          250,000   Berry Plastics, 10.75% due 7/15/2012                                   255,000
                      B+       B2          250,000   Graphic Packaging Corporation, 8.625% due 2/15/2012                    253,750
                      BB       B2          800,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009                   822,000
                      B-       Caa1        325,000   Pliant Corporation, 13% due 6/01/2010                                  326,625
                      CCC+     Caa1        500,000   US Can Corporation, 12.375% due 10/01/2010                             397,500
                                                                                                                       ------------
                                                                                                                          2,054,875
===================================================================================================================================


                                      6 & 7

                             Corporate High Yield Fund II, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                      S&P     Moody's      Face
INDUSTRIES          Ratings+  Ratings+     Amount                      Corporate Bonds                                     Value
===================================================================================================================================
Paper--4.7%           B-       B3       $1,075,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)                $  1,118,000
                      B+       Ba2         350,000   Caraustar Industries Inc., 9.875% due 4/01/2011                        355,250
                                                     Doman Industries Limited (b):
                      C        Ca        1,175,000    8.75% due 3/15/2004                                                   246,750
                      C        Ca          150,000    9.25% due 11/15/2007                                                   31,500
                      BB+      Ba2         750,000   Norske Skog of Canada, 8.625% due 6/15/2011                            735,000
                      BB+      Ba1         300,000   Tembec Industries Inc., 7.75% due 3/15/2012                            289,500
                                                                                                                       ------------
                                                                                                                          2,776,000
===================================================================================================================================
Services--3.5%        B+       Ba2         250,000   Airgas Inc., 9.125% due 10/01/2011                                     265,000
                      BB-      Ba3         175,000   Allied Waste North America, 8.875% due 4/01/2008                       175,875
                      B        B2          250,000   Coinmach Corporation, 9% due 2/01/2010                                 256,250
                      CCC      Ca        1,250,000   Neff Corp., 10.25% due 6/01/2008                                       587,500
                      B        B3          925,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                          795,500
                                                                                                                       ------------
                                                                                                                          2,080,125
===================================================================================================================================
Steel--0.8%           BB-      B1          275,000   Oregon Steel Mills Inc., 10% due 7/15/2009 (f)                         283,594
                      B-       Caa2        350,000   WCI Steel Inc., 10% due 12/01/2004                                     164,500
                                                                                                                       ------------
                                                                                                                            448,094
===================================================================================================================================
Telecommunications--  B-       Caa1        750,000   Fairpoint Communications, 12.50% due 5/01/2010                         517,500
1.3%                  CCC+     B2          300,000   US West Capital Funding Inc., 6.875% due 7/15/2028                     144,000
                      D        Ca          925,000   WorldCom, Inc., 7.50% due 5/15/2011                                    127,188
                                                                                                                       ------------
                                                                                                                            788,688
===================================================================================================================================
Transportation--4.3%  D        NR*       1,250,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (b)(f)                     212,500
                      B+       B1          800,000   Sea Containers Ltd., 12.50% due 12/01/2004                             768,000
                      BB-      B1          775,000   TFM, SA de CV, 11.75% due 6/15/2009                                    740,125
                      BB-      Ba2         575,000   Teekay Shipping Corporation, 8.875% due 7/15/2011                      595,125
                      B+       B2          350,000   Transportacion Maritima Mexicana, SA de CV, 10.25% due 11/15/2006      220,500
                                                                                                                       ------------
                                                                                                                          2,536,250
===================================================================================================================================
Utilities--14.8%                                     The AES Corporation:
                      BB-      Ba3         200,000    8.75% due 12/15/2002                                                  176,000
                      B        B2          100,000    8.375% due 8/15/2007                                                   33,000
                      BB-      Ba3       1,350,000    9.375% due 9/15/2010                                                  722,250
                      BB-      Ba3         925,000    8.875% due 2/15/2011                                                  481,000
                      CCC      Caa2         50,000   AES Drax Energy Ltd., 11.50% due 8/30/2010 (b)                           7,500
                                                     CMS Energy Corporation:
                      B+       B3          200,000    7.50% due 1/15/2009                                                   152,000
                      NR*      B3          250,000    8.50% due 4/15/2011                                                   192,500
                      BB       Ba2         350,000   CMS Panhandle Holding Company, 6.50% due 7/15/2009                     303,731
                      B+       B1        1,075,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                     591,250
                                                     Calpine Corporation:
                      B+       B1          250,000    8.25% due 8/15/2005                                                   140,000
                      B+       B1           15,000    4% due 12/26/2006 (Convertible) (f)                                     8,475
                      B+       B1          400,000    8.625% due 8/15/2010                                                  216,000
                      BBB-     Baa3        350,000   Consumers Energy Company, 7.375% due 9/15/2023                         313,751
                      BB       Ba1         260,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011                  223,959
                      BB-      Ba3         250,000   Midland Funding II, 11.75% due 7/23/2005                               250,000
                      BBB-     Ba1       1,250,000   Mirant Americas Generating Inc., 8.30% due 5/01/2011                   825,000
                      BB-      Ba2       1,350,000   Mission Energy Holdings, 13.50% due 7/15/2008                          567,000
                      B-       Caa1        550,000   Mission Resources Corporation, 10.875% due 4/01/2007                   396,000
                      B+       Ba2         150,000   Northwest Pipeline Corporation, 6.625% due 12/01/2007                  135,000
                      BB       Ba2         250,000   Sierra Pacific Power Company, 8% due 6/01/2008                         234,940
                      NR*      NR*       2,359,521   Tucson Electric & Power Co., 10.211% due 1/01/2009 (d)(e)            2,347,723
                      BBB-     Ba1          50,000   Western Resources Corporation, 7.875% due 5/01/2007 (f)                 47,675
                      B        B1          600,000   Williams Companies Inc., 8.125% due 3/15/2012 (f)                      417,000
                                                                                                                       ------------
                                                                                                                          8,781,754
===================================================================================================================================
Wireless              B-       Caa1      1,200,000   American Tower Corporation, 9.375% due 2/01/2009                       744,000
Communications--      B        B3          450,000   Crown Castle International Corporation, 9.375% due 8/01/2011           281,250
5.5%                  B        Caa1        861,000   Loral Cyberstar Inc., 10% due 7/15/2006                                318,570
                      D        Ca        1,750,000   McCaw International Ltd., 12.829%** due 4/15/2007 (b)                   26,250
                      B-       Caa1      1,250,000   Millicom International Cellular, 13.50% due 6/01/2006                  387,500
                      B        B3          500,000   Nextel Communications, Inc., 9.50% due 2/01/2011                       380,000
                      D        Ca          600,000   Nextel International Inc., 12.75% due 8/01/2010 (b)                      9,000
                                                     Nextel Partners Inc.:
                      CCC+     B3        1,000,000    12.576%** due 2/01/2009                                               430,000
                      CCC+     B3          500,000    11% due 3/15/2010                                                     295,000
                      B-       NR*         511,000   Telesystem International Wireless, 14% due 12/30/2003                  360,255
                                                                                                                       ------------
                                                                                                                          3,231,825
===================================================================================================================================
                                                     Total Investments in Corporate Bonds (Cost--$98,755,705)--131.5%    77,798,010
===================================================================================================================================
                                            Shares
                                             Held                    Stocks & Warrants
===================================================================================================================================
Automotive--0.0%                             1,000   Allied Signal Litigation Trust                                               0
                                             1,000   Breed Creditors Litigation Trust                                             0
                                                                                                                       ------------
                                                                                                                                  0
===================================================================================================================================
Food/Tobacco--0.0%                          17,711   Aurora Foods Inc. (b)                                                   25,681
===================================================================================================================================
Gaming--0.4%                                58,904   GB Holdings Inc. (b)                                                   172,589
                                             4,321   JCC Holding Company (b)                                                 43,210
                                                                                                                       ------------
                                                                                                                            215,799
===================================================================================================================================
Leisure--0.0%                               17,770   On Command Corporation (b)                                              15,993
                                             6,417   On Command Corporation (Warrants) (g)                                      128
                                                                                                                       ------------
                                                                                                                             16,121
===================================================================================================================================


                                      8 & 9

                             Corporate High Yield Fund II, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                                            Shares
INDUSTRIES                                   Held                    Stocks & Warrants                                     Value
===================================================================================================================================
Metal--0.4%                                 57,296   Metal Management, Inc. (b)                                        $    220,590
                                               500   Republic Technologies (Warrants) (g)                                         5
                                                                                                                       ------------
                                                                                                                            220,595
===================================================================================================================================
Packaging--0.0%                              1,000   Pliant Corporation (Warrants) (g)                                          400
===================================================================================================================================
Paper--0.0%                                  1,000   APP China Group Ltd. (Warrants) (f)(g)                                       0
===================================================================================================================================
Retail--0.0%                                 1,873   Grand Union Co. (Warrants) (g)                                               2
===================================================================================================================================
Telecommunications--                         7,504   Loral Space & Communications (Warrants) (g)                                375
0.0%
===================================================================================================================================
Wireless                                     2,070   Comunicacion Celular SA (Warrants) (f)(g)                                    2
Communications--0.0%
===================================================================================================================================
                                                     Total Investments in Stocks & Warrants (Cost--$4,304,621)--0.8%        478,975
===================================================================================================================================
                                             Face
                                            Amount                         Short-Term Securities
===================================================================================================================================
Commercial                              $  388,000   General Motors Acceptance Corp., 1.98% due 9/03/2002                   388,000
Paper***--0.7%
===================================================================================================================================
                                                     Total Investments in Short-Term Securities
                                                     (Cost--$388,000)--0.7%                                                 388,000
===================================================================================================================================
                                                     Total Investments (Cost--$103,448,326)--133.0%                      78,664,985

                                                     Liabilities in Excess of Other Assets--(33.0%)                     (19,500,370)
                                                                                                                       ------------
                                                     Net Assets--100.0%                                                $ 59,164,615
                                                                                                                       ============
===================================================================================================================================

  *   Not Rated.
 ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(b)   Non-income producing security.
(c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $2,348,000, representing 4.0% of net assets.

      ------------------------------------------------------------------------
                                     Acquisition
      Issue                             Date            Cost           Value
      ------------------------------------------------------------------------
      Tucson Electric & Power Co.,
      10.21% due 1/01/2009            3/23/1994      $2,312,331     $2,347,723
      ------------------------------------------------------------------------
      Total                                          $2,312,331     $2,347,723
                                                     ==========     ==========
      ------------------------------------------------------------------------

(e)   Subject to principal paydowns.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h)   Floating rate note.
  +   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of August 31, 2002
=============================================================================================================================
Assets:         Investments, at value (identified cost--$103,448,326) ...................                        $ 78,664,985
                Interest receivable .....................................................                           2,150,705
                Prepaid expenses ........................................................                               1,304
                                                                                                                 ------------
                Total assets ............................................................                          80,816,994
                                                                                                                 ------------
=============================================================================================================================
Liabilities:    Loans ...................................................................                          21,300,000
                Payables:
                  Custodian bank ........................................................   $    278,087
                  Investment adviser ....................................................         31,013
                  Interest on loans .....................................................         11,497              320,597
                                                                                            ------------
                Accrued expenses and other liabilities ..................................                              31,782
                                                                                                                 ------------
                Total liabilities .......................................................                          21,652,379
                                                                                                                 ------------
=============================================================================================================================
Net Assets:     Net assets ..............................................................                        $ 59,164,615
                                                                                                                 ============
=============================================================================================================================
Capital:        Common Stock, $.10 par value, 200,000,000 shares authorized .............                           $ 959,710
                Paid-in capital in excess of par ........................................                         130,624,787
                Undistributed investment income--net ....................................   $    383,599
                Accumulated realized capital losses on investments--net .................    (48,020,140)
                Unrealized depreciation on investments--net .............................    (24,783,341)
                                                                                            ------------
                Total accumulated losses--net ...........................................                         (72,419,882)
                                                                                                                 ------------
                Total capital--Equivalent to $6.16 per share based on
                9,597,104 shares of Common Stock outstanding (market price--$6.24) ......                        $ 59,164,615
                                                                                                                 ============
=============================================================================================================================

See Notes to Financial Statements.


                                    10 & 11

                             Corporate High Yield Fund II, Inc., August 31, 2002

STATEMENT OF OPERATIONS

                            For the Year Ended August 31, 2002
=============================================================================================================================
Investment Income:          Interest ....................................................                       $  10,674,744
                            Securities lending--net .....................................                                 602
                            Other .......................................................                              70,866
                                                                                                                -------------
                            Total income ................................................                          10,746,212
                                                                                                                -------------
=============================================================================================================================
Expenses:                   Loan interest expense .......................................   $     593,577
                            Investment advisory fees ....................................         454,764
                            Professional fees ...........................................         100,573
                            Borrowing costs .............................................          65,807
                            Transfer agent fees .........................................          50,410
                            Accounting services .........................................          44,399
                            Directors' fees and expenses ................................          38,805
                            Printing and shareholder reports ............................          35,139
                            Listing fees ................................................          20,210
                            Pricing services ............................................          18,728
                            Custodian fees ..............................................          11,907
                            Other .......................................................          22,245
                                                                                            -------------
                            Total expenses ..............................................                           1,456,564
                                                                                                                -------------
                            Investment income--net ......................................                           9,289,648
                                                                                                                -------------
=============================================================================================================================
Realized &                  Realized loss on investments--net ...........................                         (21,064,238)
Unrealized Gain (Loss)      Change in unrealized depreciation on investments--net .......                           4,394,777
On Investments--Net:                                                                                            -------------
                            Total realized and unrealized loss on investments--net ......                         (16,669,461)
                                                                                                                -------------
                            Net Decrease in Net Assets Resulting from Operations ........                       $  (7,379,813)
                                                                                                                =============
=============================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Year Ended
                                                                                                          August 31,
                                                                                              -------------------------------
                            Increase (Decrease) in Net Assets:                                     2002               2001
=============================================================================================================================
Operations:                 Investment income--net ......................................     $  9,289,648       $ 10,657,884
                            Realized loss on investments--net ...........................      (21,064,238)        (9,441,275)
                            Change in unrealized depreciation on investments--net .......        4,394,777         (7,305,641)
                                                                                              ------------       ------------
                            Net decrease in net assets resulting from operations ........       (7,379,813)        (6,089,032)
                                                                                              ------------       ------------
=============================================================================================================================
Dividends to                Dividends to shareholders from investment income--net .......       (9,155,907)       (10,847,791)
Shareholders:                                                                                 ------------       ------------
=============================================================================================================================
Capital Share               Value of shares issued to Common Stock shareholders in
Transactions:               reinvestment of dividends ...................................        1,190,729          1,072,322
                                                                                              ------------       ------------
=============================================================================================================================
Net Assets:                 Total decrease in net assets ................................      (15,344,991)       (15,864,501)
                            Beginning of year ...........................................       74,509,606         90,374,107
                                                                                              ------------       ------------
                            End of year* ................................................     $ 59,164,615       $ 74,509,606
                                                                                              ============       ============
=============================================================================================================================
                           *Undistributed investment income--net ........................     $    383,599       $    213,307
                                                                                              ============       ============
=============================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                             Corporate High Yield Fund II, Inc., August 31, 2002

STATEMENT OF CASH FLOWS

                         For the Year Ended August 31, 2002
================================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations ..................................  $   (7,379,813)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables .............................................................         468,350
                           Decrease in other assets ............................................................          44,461
                           Decrease in other liabilities .......................................................        (413,063)
                           Realized and unrealized loss on investments--net ....................................      16,669,461
                           Amortization of discount ............................................................      (1,802,038)
                                                                                                                  --------------
                         Net cash provided by operating activities .............................................       7,587,358
                                                                                                                  --------------
================================================================================================================================
Cash Provided by         Proceeds from sales of long-term investments ..........................................      65,839,952
Investing Activities:    Purchases of long-term investments ....................................................     (59,577,177)
                         Purchases of short-term investments--net ..............................................        (384,955)
                                                                                                                  --------------
                         Net cash provided by investing activities .............................................       5,877,820
                                                                                                                  --------------
================================================================================================================================
Cash Used for            Cash receipts from borrowings .........................................................      35,500,000
Financing Activities:    Cash payments on borrowings ...........................................................     (41,000,000)
                         Dividends paid to shareholders ........................................................      (7,965,178)
                                                                                                                  --------------
                         Net cash used for financing activities ................................................     (13,465,178)
                                                                                                                  --------------
================================================================================================================================
Cash:                    Net increase in cash ..................................................................              --
                         Cash at beginning of year .............................................................              --
                                                                                                                  --------------
                         Cash at end of year ...................................................................  $           --
                                                                                                                  ==============
================================================================================================================================
Cash Flow Information:   Cash paid for interest ................................................................  $      680,198
                                                                                                                  ==============
================================================================================================================================
Non-Cash                 Capital shares issued on reinvestment of dividends paid to shareholders ...............  $    1,190,729
Financing Activities:                                                                                             ==============
================================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios
                    have been derived from information provided                              For the Year
                    in the financial statements.                                            Ended August 31,
                                                                       -----------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:               2002        2001        2000         1999         1998
==================================================================================================================================
Per Share           Net asset value, beginning of year .............   $    7.90    $   9.71    $  10.62    $   11.30    $   13.07
Operating                                                              ---------    --------    --------    ---------    ---------
Performance:          Investment income--net+ ......................         .98        1.14        1.23         1.30         1.33
                      Realized and unrealized loss on
                      investments--net .............................       (1.76)      (1.80)       (.91)        (.63)       (1.77)
                                                                       ---------    --------    --------    ---------    ---------
                    Total from investment operations ...............        (.78)       (.66)        .32          .67         (.44)
                                                                       ---------    --------    --------    ---------    ---------
                    Less dividends from investment income--net .....        (.96)      (1.15)      (1.23)       (1.35)       (1.33)
                                                                       ---------    --------    --------    ---------    ---------
                    Net asset value, end of year ...................   $    6.16    $   7.90    $   9.71    $   10.62    $   11.30
                                                                       =========    ========    ========    =========    =========
                    Market price per share, end of year ............   $    6.24    $   8.31    $   9.75    $ 10.4375    $  11.125
                                                                       =========    ========    ========    =========    =========
==================================================================================================================================
Total Investment    Based on net asset value per share .............     (10.75%)     (6.63%)      4.22%        6.08%       (4.10%)
Return:*                                                               =========    ========    ========    =========    =========
                    Based on market price per share ................     (14.05%)     (2.19%)      6.48%        5.90%       (8.16%)
                                                                       =========    ========    ========    =========    =========
==================================================================================================================================
Ratios to Average   Expenses, excluding interest expense ...........       1.29%       1.23%       1.05%        1.07%         .89%
Net Assets:                                                            =========    ========    ========    =========    =========
                    Expenses .......................................       2.18%       3.24%       3.29%        2.87%        2.06%
                                                                       =========    ========    ========    =========    =========
                    Investment income--net .........................      13.87%      13.10%      12.07%       11.62%       10.35%
                                                                       =========    ========    ========    =========    =========
==================================================================================================================================
Leverage:           Amount of borrowings outstanding, end of year
                    (in thousands) .................................   $  21,300    $ 26,800    $ 28,100    $  34,600    $  32,900
                                                                       =========    ========    ========    =========    =========
                    Average amount of borrowings outstanding
                    during the year (in thousands) .................   $  24,352    $ 28,007    $ 32,636    $  34,078    $  23,036
                                                                       =========    ========    ========    =========    =========
                    Average amount of borrowings outstanding
                    per share during the year ......................   $    2.56    $   3.00    $   3.51    $    3.71    $    2.57
                                                                       =========    ========    ========    =========    =========
==================================================================================================================================
Supplemental        Net assets, end of year (in thousands) .........   $  59,165    $ 74,510    $ 90,374    $  98,643    $ 102,559
Data:                                                                  =========    ========    ========    =========    =========
                    Portfolio turnover .............................      67.01%      51.51%      49.18%       56.58%       45.73%
                                                                       =========    ========    ========    =========    =========
==================================================================================================================================

+     Based on average shares outstanding.
* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


                                    14 & 15

                             Corporate High Yield Fund II, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities and assets for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts, including for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $706,045 increase in cost of securities (which in return results in a corresponding $706,045 increase in net unrealized depreciation and a corresponding $706,045 increase in undistributed net investment income), based on securities held by the Fund as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $438,188, increase net unrealized depreciation by $424,487 and increase net realized capital losses by $719,746. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $669,494 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.


                                    16 & 17

                             Corporate High Yield Fund II, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the year ended August 31, 2002, QA Advisors received $258 in securities lending agent fees.

During the year ended August 31, 2002, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $2,573 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $8,063 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2002.

For the year ended August 31, 2002, the Fund reimbursed FAM $4,714 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2002 were $59,577,177 and $65,839,952, respectively.

Net realized losses for the year ended August 31, 2002 and net unrealized losses as of August 31, 2002 were as follows:

-------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                                   Losses              Losses
-------------------------------------------------------------------------------
Long-term investments .....................    $(21,064,238)       $(24,783,341)
                                               ------------        ------------
Total .....................................    $(21,064,238)       $(24,783,341)
                                               ============        ============
-------------------------------------------------------------------------------

As of August 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $24,979,063, of which $2,234,448 related to appreciated securities and $27,213,511 related to depreciated securities. The aggregate cost of investments at August 31, 2002 for Federal income tax purposes was $103,644,048.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended August 31, 2002 and August 31, 2001 increased by 165,208 and 128,111, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 30, 2002, the Fund renewed its $40,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money (i) through a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or
(ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the year ended August 31, 2002, the average amount borrowed was approximately $24,352,000 and the daily weighted average interest rate was 2.44%. For the year ended August 31, 2002, facility and commitment fees aggregated approximately $66,000.

As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

6. Distributions to Shareholders:

On September 5, 2002, an ordinary income dividend of $.066627 was declared. The dividend was paid on September 30, 2002, to shareholders of record on September 17, 2002.

The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 was as follows:

-------------------------------------------------------------------------------
                                                        8/31/2002    8/31/2001
-------------------------------------------------------------------------------
Distributions paid from:
 Ordinary income ...................................   $9,155,907   $10,847,791
                                                       ----------   -----------
Total taxable distributions ........................   $9,155,907   $10,847,791
                                                       ==========   ===========
-------------------------------------------------------------------------------

As of August 31, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $    745,044
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................             745,044
Capital loss carryforward ...............................         (29,205,131)*
Unrealized losses--net ..................................         (43,959,795)**
                                                                 ------------
Total accumulated losses--net ...........................        $(72,419,882)
                                                                 ============
-----------------------------------------------------------------------------

* On August 31, 2002, the Fund had a net capital loss carryforward of $29,205,131, of which $2,626,422 expires in 2003, $3,370,968 expires in
      2004, $1,020,947 expires in 2005, $2,776,793 expires in 2007, $2,335,832 expires in 2008, $6,521,880 expires in 2009 and $10,552,289 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.


                                    18 & 19

                             Corporate High Yield Fund II, Inc., August 31, 2002

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Corporate High Yield Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund II, Inc. as of August 31, 2002, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund II, Inc. as of August 31, 2002, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 10, 2002

PORTFOLIO INFORMATION (unaudited)

                                                                                                                       Percent of
                 As of August 31, 2002                                                                      Long-Term Investments
=================================================================================================================================
Ten Largest      Tucson Electric & Power Co.       This electric utility serves Tucson, Arizona and
Holdings                                           surrounding areas. Our bonds are secured lease
                                                   obligation bonds on the company's Springerville coal
                                                   fired power generation plant.                                             3.0%
                 ----------------------------------------------------------------------------------------------------------------
                 The AES Corporation               AES is a worldwide power producer with operations in the
                                                   United States, Europe, Latin America and Asia.
                                                   Electricity generation and sales are primarily to
                                                   wholesale customers, though the company has a direct
                                                   distribution business to end users.                                       1.8
                 ----------------------------------------------------------------------------------------------------------------
                 LIN Holdings Corporation          LIN Television owns and operates eight
                                                   network-affiliated television stations. The Company also
                                                   provides programming and marketing services for four
                                                   other stations and operates low-power television
                                                   stations and satellite broadcasting facilities. In
                                                   addition, LIN offers a weather forecasting service for
                                                   cable systems.                                                            1.8
                 ----------------------------------------------------------------------------------------------------------------
                 Intrawest Corporation             Intrawest develops and operates village-centered resorts
                                                   across North America. The company owns 10 mountain
                                                   resorts, including Whistler/Blackcomb in British
                                                   Columbia, Mont Tremblant in Quebec, Stratton in Vermont
                                                   and Copper Mountain in Colorado. The company also has
                                                   other vacation/resort interests.                                          1.7
                 ----------------------------------------------------------------------------------------------------------------
                 HMH Properties Inc./              HMH, a wholly-owned subsidiary of Host Marriott
                 Host Marriott LP                  Corporation, owns or holds controlling interests in 69
                                                   upscale and luxury full-service hotels, comprising the
                                                   majority of Host Marriott's lodging properties. The
                                                   properties are generally operated under the Marriott and
                                                   Ritz-Carlton brand names. Host Marriott manages most of
                                                   the properties for fees based on revenues or operating
                                                   profit.                                                                   1.6
                 ----------------------------------------------------------------------------------------------------------------
                 Primedia, Inc.                    Primedia, a media company, provides specialized
                                                   information in the consumer, business-to-business and
                                                   education markets. The company's products include
                                                   specialty magazines, technical and trade magazines,
                                                   information products, supplemental education materials
                                                   and vocational networks. Primedia's consumer magazines
                                                   include "Seventeen" and "New York."                                       1.5
                 ----------------------------------------------------------------------------------------------------------------
                 Forest City Enterprises Inc.      Forest City is a diversified real estate developer. The
                                                   company develops, acquires, owns and manages commercial
                                                   and residential real estate projects in 21 states and
                                                   the District of Columbia.                                                 1.5
                 ----------------------------------------------------------------------------------------------------------------
                 Building Materials                Building Materials is a manufacturer of residential
                 Corporation                       roofing products, with Timberline as its major brand.                     1.5
                 ----------------------------------------------------------------------------------------------------------------
                 Ainsworth Lumber                  Ainsworth is a low cost producer of oriented strand
                 Company                           board building panels, lumber and specialty plywood
                                                   veneer. The company's operations are in British Columbia
                                                   and Alberta, Canada, with products sold worldwide.                        1.4
                 ----------------------------------------------------------------------------------------------------------------
                 Yum! Brands Inc.                  Yum! owns and franchises fast food restaurants in a
                 (formerly Tricon Global           variety of categories, including pizza, chicken,
                 Restaurants, Inc.)                seafood, burgers and Mexican food. Its brands include
                                                   Pizza Hut, KFC, Long John Silver, A&W All-American Food
                                                   Restaurants and Taco Bell.                                                1.4
                 ----------------------------------------------------------------------------------------------------------------

Portfolio Profile

Quality Ratings

---------------------------------------------------------
                                               Percent of
S&P Ratings                         Long-Term Investments
---------------------------------------------------------
BBB or higher ..............................         5%
BB .........................................        27
B ..........................................        56
CCC or lower ...............................        10
NR (Not Rated) .............................         2
---------------------------------------------------------

---------------------------------------------------------
                                               Percent of
Five Largest Industries                      Total Assets
---------------------------------------------------------
Utilities ..................................      10.9%
Energy--Other ..............................       6.3
Gaming .....................................       6.0
Leisure ....................................       6.0
Broadcasting ...............................       5.3
---------------------------------------------------------

                                               Percent of
Five Largest Foreign Countries*     Long-Term Investments
---------------------------------------------------------
Canada .....................................       6.4%
Norway .....................................       1.9
Luxembourg .................................       1.6
Brazil .....................................       1.5
Mexico .....................................       1.2
---------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

---------------------------------------------------------
                                               Percent of
Foreign Holdings*                   Long-Term Investments
---------------------------------------------------------
Total Foreign Holdings .....................      17.2%
Emerging Markets Holdings ..................       2.9
---------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

---------------------------------------------------------
Average Portfolio Maturity .................    6.7 Years
---------------------------------------------------------


                                    20 & 21

                             Corporate High Yield Fund II, Inc., August 31, 2002

OFFICERS AND DIRECTORS

                                                                                                         Number of
                                                                                                       Portfolios in      Other
                                            Position(s)  Length                                         Fund Complex   Directorships
                                                Held     of Time        Principal Occupation(s)          Overseen by      Held by
Name                   Address & Age         with Fund   Served           During Past 5 Years             Director       Director
====================================================================================================================================
         Interested Director
====================================================================================================================================
Terry K. Glenn*   P.O. Box 9011              President  1999 to    Chairman, Americas Region since          118 Funds         None
                  Princeton, NJ 08543-9011   and        present    2001, and Executive Vice President    169 Portfolios
                  Age: 61                    Director   and        since 1983 of Fund Asset
                                                        1993 to    Management, L.P. ("FAM") and
                                                        present    Merrill Lynch Investment Managers,
                                                                   L.P. ("MLIM"); President of Merrill
                                                                   Lynch Mutual Funds since 1999;
                                                                   President of FAM Distributors, Inc.
                                                                   ("FAMD") since 1986 and Director
                                                                   thereof since 1991; Executive Vice
                                                                   President and Director of Princeton
                                                                   Services, Inc. ("Princeton
                                                                   Services") since 1993; President of
                                                                   Princeton Administrators, L.P.
                                                                   since 1988; Director of Financial
                                                                   Data Services, Inc. since 1985.
               =====================================================================================================================
               *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which
                  FAM or MLIM acts as investment advisers. Mr. Glenn is an "interested person," as described in the Investment
                  Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM
                  and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton
                  Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the
                  Board of Directors.
====================================================================================================================================

                                                                                                         Number of
                                                                                                       Portfolios in      Other
                                            Position(s)  Length                                         Fund Complex   Directorships
                                                Held     of Time        Principal Occupation(s)          Overseen by      Held by
Name                   Address & Age         with Fund   Served*          During Past 5 Years             Director       Director
====================================================================================================================================
         Independent Directors
====================================================================================================================================
James H.          P.O. Box 9011              Director   2002 to    Director and Executive Vice             42 Funds    Berkshire
Bodurtha          Princeton, NJ 08543-9011              present    President, The China Business        62 Portfolios  Holdings
                  Age: 58                                          Group, Inc. since 1996.                             Corporation
====================================================================================================================================
Joe Grills        P.O. Box 9011              Director   1994 to    Member of Committee on Investment       42 Funds    Kimco
                  Princeton, NJ 08543-9011              present    of Employee Benefit Assets of the    62 Portfolios  Realty
                  Age: 67                                          Association for Financial
                                                                   Professionals since 1986.
====================================================================================================================================
Herbert I.        P.O. Box 9011              Director   2002 to    John M. Olin Professor of               42 Funds        None
London            Princeton, NJ 08543-9011              present    Humanities, New York University      62 Portfolios
                  Age: 63                                          since 1993.
====================================================================================================================================
Andre F.          P.O. Box 9011              Director   2002 to    George Gund Professor of Finance        42 Funds        None
Perold            Princeton, NJ 08543-9011              present    and Banking, Harvard Business        62 Portfolios
                  Age: 50                                          School since 2000; Finance Area
                                                                   Chair since 1996.
====================================================================================================================================
Roberta Cooper    P.O. Box 9011              Director   2002 to    Shareholder, Modrall, Sperling,         42 Funds        None
Ramo              Princeton, NJ 08543-9011              present    Roehl, Harris & Sisk, P.A. since     62 Portfolios
                  Age: 60                                          1993.
====================================================================================================================================
Robert S.         P.O. Box 9011              Director   1996 to    Principal of STI Management since       42 Funds        None
Salomon, Jr.      Princeton, NJ 08543-9011              present    1994.                                62 Portfolios
                  Age: 65
====================================================================================================================================
Melvin R.         P.O. Box 9011              Director   1993 to    Director, Silbanc Properties,           42 Funds        None
Seiden            Princeton, NJ 08543-9011              present    Ltd. (real estate, investment and    62 Portfolios
                  Age: 71                                          consulting) since 1987; Chairman
                                                                   and President of Seiden & de
                                                                   Cuevas, Inc. (private investment
                                                                   firm) from 1964 to 1987.
====================================================================================================================================
Stephen B.        P.O. Box 9011              Director   1993 to    Chairman, Fernwood Advisors since      42 Funds     Interna-
Swensrud          Princeton, NJ 08543-9011              present    1996.                                62 Portfolios  tional
                  Age: 69                                                                                              Mobile
                                                                                                                       Communi-
                                                                                                                       cations, Inc.
               =====================================================================================================================
               *  The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================

                                            Position(s)  Length
                                                Held     of Time
Name                   Address & Age         with Fund   Served*          Principal Occupation(s) During Past 5 Years
====================================================================================================================================
         Fund Officers
====================================================================================================================================
Donald C. Burke   P.O. Box 9011              Vice       1993 to    First Vice President of FAM and MLIM since 1997 and
                  Princeton, NJ 08543-9011   President  present    Treasurer thereof since 1999; Senior Vice President and
                  Age: 42                    and        and        Treasurer of Princeton Services since 1999; Vice
                                             Treasurer  1999 to    President of FAMD since 1999; Vice President of FAM and
                                                        present    MLIM from 1990 to 1997; Director of Taxation of MLIM
                                                                   since 1990.
====================================================================================================================================
B. Daniel Evans   P.O. Box 9011              Vice       2002 to    Director of MLIM since 2000; Vice President of MLIM from
                  Princeton, NJ 08543-9011   President  present    1995 to 2000; Portfolio Manager of FAM and MLIM since
                  Age: 57                                          2001.
====================================================================================================================================
Elizabeth M.      P.O. Box 9011              Vice       1993 to    Director of MLIM since 2001; Vice President of MLIM from 1987
Phillips          Princeton, NJ 08543-9011   President  present    to 2001; Portfolio Manager of FAM and MLIM since 1993.
                  Age: 51
====================================================================================================================================
David W. Clayton  P.O. Box 9011              Secretary  2002 to    Vice President of MLIM since 2000; Attorney in private
                  Princeton, NJ 08543-9011              present    practice from 1995 to 2000.
                  Age: 35
               =====================================================================================================================
               *  Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian & Transfer Agent

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

NYSE Symbol

KYT


                                    22 & 23

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

Corporate High Yield Fund II, Inc. seeks to provide shareholders with as high a level of current income as is consistent with reasonable risk, as determined by the Fund's investment adviser, by investing principally in fixed income securities which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16913--8/02